                                                                     EXHIBIT 2

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints each and any of Christopher J. Spray and Jeanne Larkin Henry his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all instruments, certificates and documents required to be executed on behalf of himself individually or on behalf of each or any of Atlas Venture Fund, L.P., Atlas Venture Associates, L.P., Atlas Venture Partners III, B.V., Atlas Venture Fund II, L.P., Atlas Venture Associates II, L.P., Atlas Venture Europe Fund B.V., Atlas InvesteringsGroep N.V., and Atlas Venture Beheer II B.V. pursuant to sections 13 and 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all regulations promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act or by the By-laws of the National Association of Securities Dealers, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he might or could do in person thereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



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                              Page 16 of 22 Pages


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     IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 31st day of January, 1997.

                            /s/ Christopher J. Spray
                            ------------------------------------
                            Christopher J. Spray



Commonwealth of Massachusetts)
                             ) ss:
County of Suffolk            )

     On this 31st day of January, 1997, before me personally came Christopher J. Spray, known to me to be the person described and who executed the foregoing instrument that he acknowledged that he executed the same.


[Notary Seal]               /s/ Elizabeth  A. Leblanc
                            ------------------------------------
                            Notary Public

                            My commission expires: July 3, 1998



                              Page 17 of 22 Pages

     IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 31st day of January, 1997.


                                            /s/ Barry Fidelman
                                            -----------------------------------
                                            Barry Fidelman


Commonwealth of Massachusetts)
                             ) ss:
County of Suffolk            )

     On this 31st day of January, 1997, before me personally came Barry Fidelman, known to me to be the person described and who executed the foregoing instrument that he acknowledged that he executed the same.


[Notary Seal]                               /s/ Elizabeth  A. Leblanc
                                            ------------------------------------
                                            Notary Public


                                            My commission expires: July 3, 1998


                              Page 18 of 22 Pages

     IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 31st day of January, 1997.


                                            /s/ Michiel de Haan
                                            ---------------------------------
                                            Michiel de Haan


Commonwealth of Massachusetts)
                             ) ss:
County of Suffolk            )


     On this 31st day of January, 1997, before me personally came Michiel de Haan, known to me to be the person described and who executed the foregoing instrument that he acknowledged that he executed the same.


[Notary Seal]                               /s/ Elizabeth  A. Leblanc
                                            ---------------------------------
                                            Notary Public

                                            My commission expires: July 3, 1998



                              Page 19 of 22 Pages

     IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 31st day of January, 1997.

                                            /s/ Allan R. Ferguson
                                            ----------------------------------
                                            Allan R. Ferguson

Commonwealth of Massachusetts)
                             ) ss:
County of Suffolk            )

     On this 31st day of January, 1997, before me personally came Allan R. Ferguson, known to me to be the person described and who executed the foregoing instrument that he acknowledged that he executed the same.

[Notary Seal]                               /s/ Elizabeth  A. Leblanc
                                            ----------------------------------
                                            Notary Public

                                            My commission expires: July 3, 1998


                              Page 21 of 22 Pages

     IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 31st day of January, 1997.

                                            /s/ Jean-Francois Formela
                                            ----------------------------------
                                            Jean-Francois Formela

Commonwealth of Massachusetts)
                             ) ss:
County of Suffolk            )

     On this 31st day of January, 1997, before me personally came Jean-Francois Formela, known to me to be the person described and who executed the foregoing instrument that he acknowledged that he executed the same.

[Notary Seal]                               /s/ Elizabeth  A. Leblanc
                                            ----------------------------------
                                            Notary Public

                                            My commission expires: July 3, 1998